UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-30B-2

SHAREHOLDER NEWSLETTER

Investment Company Act file number: 811-6027

KAVILCO INCORPORATED

(Exact name of registrant as specified in charter)

600 University Street, Suite 3010
Seattle, Washington 98101-1129

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (206) 624-6166

Date of fiscal year end: December 31, 2014

Date of reporting period: March 13, 2014

Kavilco Incorporated Newsletter

March 13, 2014

Note to SEC: Kavilco Incorporated is an Alaska Native Corporation that operates under the Investment Company Act of 1940. The Alaska Native Claims Settlement Act, which is our primary regulating authority, places numerous restrictions on the Company's stock. Kavilco's stock can only be transferred by court decree or gifting to a blood relative, and cannot be sold or used as collateral. The following discussion has been edited so that the presidents report, dividend declaration, portfolio, and important reminders about distributions from Kavilco's newsletter are attached to the N-30B-2.

President's Report

As the newly elected President of Kavilco Inc I felt that my first order of business was to visit Kasaan. I wanted to check on and access Kavilco's property in and around Kasaan, I also wanted to see firsthand the work being done to the long house and I also wanted to nuture Kavilco's relationship with the Organized Village of Kasaan (OVK) as I believe this relationship to be an important one, as does OVK.

It is with great appreciation that I can tell you that while I was in Kasaan, the OVK held a luncheon in my honor that was sensational and set the tone for future interactions.

I believe we are having a seamless transition as it applies to the President's position. The leadership may have changed but the basic philosophy remains the same. With each and every proposal that makes its way to the board room the first question is always "who benefits and how?" If the proposal benefits the corporation it will benefit all shareholders equally. The next question to be asked is "are the benefits derived justified by the expenses incurred?" The Kavilco Board of Directors keeps these questions in mind and we do our best to keep Kavilco on its steady course.

I am truly looking forward to being in Kasaan this summer to do what I can to the benefit of Kavilco and its shareholders. I expect to be in Kasaan in early May.

Yours truly,

/s/ Louis L. Jones, Sr

Louis L. Jones, Sr., President

Dividend Declaration

I am pleased to announce that on February 28, 2014, the Board of Directors declared a cash dividend of $22.21 per share. This dividend was paid to shareholders of record as of March 3, 2014. The dividend was payable on March 13, 2014. This divident reflects undistributed earnings from 2014.

Your dividend check is enclosed with this newsletter unless you have direct deposit.

A Registered Investment Company (RIC) must distribute at least 90% of their earnings to avoid being subject to a 40% federal income tax rate. For shareholders with 100 shares your dividend is $2221.00. If Kavilco was not a RIC and had to pay income tax your dividend after tax would be $1332.60. Therefore, you receive an additioal $888.60 because Kavilco does not have to pay federal income tax.

Newly Elected Director Announced

After intense debate the Kavilco Board of Directors is pleased to announce their selection of Eleanor Aankeenaa Hadden as a new Director on the Kavilco Board of Directors. Many factors were taken into consideration and the process was exciting because there were several qualified shareholders that showed interest.

As an Anthropologist, Eleanor is trained to critically analyze observations which will prove very useful to the Board and to the shareholders of Kavilco. Eleanor also serves as Co-Chair on the Alaska Area Institutional Review Board protecting the interests of Alaska Native persons that participate in medical research in the region.

Eleanor's volunteer work is also very impressive, she has been a volunteer with the Kasaan Haida Heritage Foundation since 2004 and has helped with the Kavilco annual dinner and auction on many occasions. Eleanor was also the lead interviewer in the "Kasaan Elders Speak" project.

We look forward to working with Eleanor Hadden as a new member on the Kavilco Board of Directors as we know that sher will continue to work hard for Kavilco shareholders.

Annual Dinner to Honor Louis Thompson

To honor the life and accomplishments of Louis A. Thompson, who was elected the first President of Kavilco Incorporated in 1973, a post which he held until his passing this year on January 8, 2014, Kavilco Incorporated will be hosting a very special annual dinner to honor Louis Thompson on Saturday, November 1, 2014.

In order to accommodate the increased number of guests Kavilco will be holding its annual dinner at the Ted Ferry Civic Center in Ketchikan.

More information on this event will be included in your Annual Report and posted at www.kavilco.com closer to the date. Information will also be available on the Kavilco Incorporated Facebook page. Like us on Facebook to have updated information sent to your newsfeed. We look forward to seeing you there to celebrate Louis Thompson's life.

*Save the Date - November 1, 2014*

Portfolio

After accelerating into the second half of 2013, U.S. growth has softened noticeably since the start of the year. A key question is whether the recent slowdown reflects temporary factors or whether it marks the start of a more ominous trend. The economic indicators that we follow seem to point to the latter, but ultimately, it may take a few more months to be sure. In the meantime market volatility is likely to remain more elevated than was the case for much of the past year.

Kavilco has always operated as an income fund. In 2008, we started purchasing corporate bonds that had +5.5% yields on the long end of the yield curve (6 to 10 year maturities). In order to invigorate the economy, the Federal reserve has reduced short term interest rates to historical lows. Concurrently, long-term interest rates to historical lows. Concurrently, long-term rates have also drifted down to a point where it is no longer viable to invest in corporate bonds.

In order to offset the loss in yields as corporate bonds mature or are redeemed by the issuing corporation, the Board of Directors have altered the company's investment strategy. The current investment strategy is to use a mis of publicly traded securities, including master limited partnerships, real estate investment trusts, and high dividend stocks to offset the loss of interest income from corporate bonds. I would like to point out, there aren't that many stocks that have high yields so we are seeing gradual erosion in investment income.

In an attempt to offset the decline in investment income, at the January Board meeting an equity strategy approved where one million dollars was allocated to selective purchases drawn from the top ten yielding Dow Jones stocks. $200,000 will be allocated to five individual stocks based upon price and volume strength. So far we have purchased $200,000 of Chevron Corp.

Analysts project a medium term upside for equities is limited to 3%. If this is the case, gain in Dow stocks this year would have a chilling impact on our return as opposed to the healthy capital gains we recognized in 2013.

Your New Vice President

Marie K. Miller was elected unanimously by the Kavilco Board of Directors at the January 17, 2014 meeting of the Board. It was noted by the Board that this is the first time that a woman has been elected as Vice President on the Kavilco Board of Directors, making this an historic moment for Kavilco.

Marie Miller lives and works in Ketchikan AK and has been working on the Kavilco Board of Directors since 2003.

Reminders About Distributions

Shareholders are strongly encouraged to keep Kavilco informed of their most recent contact information in order to assure prompt payment of dividend distributions.

Payments to a shareholder may be delayed for any one of the following reasons:

* A Change of Address was not submitted prior to record date. Only a shareholder can change his or her address. Kavilco cannot accept address changes by friends or relatives of the shareholder. Change of address forms are available on our website or by calling our toll free number and requesting a form.

* A Change of Name has not been submitted for Kavilco's shareholder records. If a shareholder's name has changed due to marriage, divorce, adoption, etc., he or she must complete an affidavit of name change form. Name change forms are available on our website or by calling our toll free number and requesting a form be sent to you. It must be signed in the presence of a Notary Public and returned to Kavilco with a copy of the marriage certificate, adoption or divorce decree stating that the shareholder's name has been legally changed.

* If the Direct Deposit form contains inaccurate information. Direct deposit authorizations must be received no later than three (3) weeks before a disbursement.

Please keep your shareholder information current. Contact Kavilco with any changes or questions at our toll free number 800.786.9574.